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                                                                   EXHIBIT 10.12

                                                                  EXECUTION COPY

                               LEVI STRAUSS & CO.

                                 LIMITED WAIVER


              This LIMITED WAIVER (this "Waiver") is dated as of February
                                         ------
29, 2000 and entered into by and among Levi Strauss & Co., a Delaware corporation ("Company"); the financial institutions party hereto ("Banks"); Bank
              -------                                              -----
of America, N.A. as Administrative Agent for Banks ("Administrative Agent"); and
                                                     --------------------
Bank of America, N.A. as Collateral Agent for Banks ("Collateral Agent"), and is
                                                      ----------------
made with reference to that certain Amended and Restated 1999 180 Day Credit Agreement dated as of January 31, 2000 (the "Credit Agreement"), by and among
                                             ----------------
Company; Banks; the several financial institutions party thereto as Co-Documentation Agents; Administrative Agent; and Collateral Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

              WHEREAS, Banks desire to waive certain provisions of the Credit Agreement as set forth below:

              NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

              Section 1. WAIVER

              Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Company contained herein, Banks hereby waive compliance with the provisions of Section 7.1(o) of the Credit Agreement to the extent, and only to the extent, necessary to permit Company to become and remain liable with respect to unsecured Guaranty Obligations under (i) the Permitted Foreign Receivables Purchase Facilities to be entered into by Company and certain of its Subsidiaries and ABN AMRO Bank N.V or its Affiliates on or about February 29, 2000 and (ii) additional Permitted Foreign Receivables Purchase Facilities to be entered into by the above parties with respect to Permitted Foreign Receivables generated by Levi Strauss Nederland B.V., Dockers Europe B.V. and Levi Strauss Japan K.K.; provided that
                                                                 --------
the aggregate amount of such Guaranty Obligations (including those related to defaulted and diluted Permitted Foreign Receivables but excluding those related to servicing Permitted Foreign Receivables) shall not exceed $15,000,000.

              Without limiting the generality of the provisions of Section
10.1 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the noncompliance by Company with the provisions of Section 7.1(o) of the Credit Agreement in the manner and to the extent described above, and nothing in this waiver shall be deemed to:
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                  (a) constitute a waiver of compliance by Company with
respect to Section 7.1(o) of the Credit Agreement in any other instance or any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

                  (b) prejudice any right or remedy that Administrative Agent or any Bank may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

              Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

              Section 2. COMPANY'S REPRESENTATIONS AND WARRANTIES

              In order to induce Banks to enter into this Waiver, Company hereby represents and warrants that after giving effect to this Waiver:

                  (a) as of the date hereof, there exists no Event of Default under the Credit Agreement;

                  (b) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; and

                  (c) as of the date hereof, Company has performed all agreements to be performed on its part as set forth in the Credit Agreement.

              Section 3. GOVERNING LAW.

              THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

              Section 4. COUNTERPARTS; EFFECTIVENESS.

              This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Waiver shall become effective upon the execution of a counterpart hereof by Company and Majority Banks.

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              IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                     LEVI STRAUSS & CO.


                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------


                                     BANK OF AMERICA, N.A., as a Bank


                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------


                                     THE BANK OF NOVA SCOTIA, as a Co-
                                     Documentation Agent and as a Bank


                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------


                                     CITICORP U.S.A. INCORPORATED,
                                     as a Co-Documentation Agent and as a Bank


                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------


                                     MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Co-Documentation Agent and as a Bank


                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

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

                                     BANK OF AMERICA, N.A., as Administrative
                                     Agent


                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     BANK OF AMERICA, N.A., as Collateral Agent


                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------


ACKNOWLEDGED:


BATTERY STREET ENTERPRISES, INC.


By:
   ---------------------------------------
Title:
      ------------------------------------

LEVI STRAUSS FINANCIAL CENTER CORPORATION


By:
   ---------------------------------------
Title:
      ------------------------------------

LEVI STRAUSS FUNDING, LLC


By:
   ---------------------------------------
Title:
      ------------------------------------

LEVI STRAUSS GLOBAL FULFILLMENT SERVICES, INC.


By:
   ---------------------------------------
Title:
      ------------------------------------

LEVI STRAUSS GLOBAL OPERATIONS, INC.


By:
   ---------------------------------------
Title:
      ------------------------------------

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LEVI STRAUSS INTERNATIONAL


By:
   ---------------------------------------
Title:
      ------------------------------------

LEVI STRAUSS LATIN AMERICA, INC.


By:
   ---------------------------------------
Title:
      ------------------------------------

LEVI'S ONLY STORES, INC.


By:
   ---------------------------------------
Title:
      ------------------------------------

NF INDUSTRIES, INC.


By:
   ---------------------------------------
Title:
      ------------------------------------

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